EXHIBIT 10.1
                                                                    ------------



                             PLAYTEX PRODUCTS, INC.

                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 26, 2003 and entered into by and among Playtex Products, Inc., a Delaware corporation (the "BORROWER"), the Persons listed on the signature pages hereto as Guarantors, the financial institutions listed on the signature pages hereto as Lenders and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of May 22, 2001 (as heretofore amended and as may be further amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), by and among the Borrower, the Lenders and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

         WHEREAS, the Borrower and the Lenders constituting Required Lenders desire to amend the Credit Agreement to (i) amend certain of the negative covenants, (ii) amend the interest rate margins for the Revolving Credit Loans and the Term C Loans and (iii) make certain other changes in the Credit Agreement, all as more specifically set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

1.1      AMENDMENTS TO SUBSECTION 1.1:  DEFINED TERMS

         A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of the term "Applicable ABR Margin" and inserting in lieu thereof the following:

                  "`APPLICABLE ABR MARGIN': as of any date of determination, the applicable rate per annum set forth below under the caption "Applicable ABR Margin for Revolving Credit Loans" or "Applicable ABR Margin for Term C Loans", as the case may be, based upon the ratings by Moody's (which, as of the Second Amendment Date, shall be Moody's senior implied issuer rating) and S&P (which, as of the Second Amendment Date, shall be S&P's corporate credit rating), respectively, applicable on such date to the Loans hereunder:

                  -------------- ----------------------  ---------------------------   ---------------------------
                                                         Applicable ABR Margin for     Applicable ABR Margin for
                      Level          Credit Rating         Revolving Credit Loans             Term C Loans
                  -------------- ----------------------  ---------------------------   ---------------------------
                  Level I        BBB- or above /Baa3               1.75%                         1.75%
                                 or above
                  Level II       BB+/Ba1                           2.00%                         1.75%
                  Level III      BB/Ba2                            2.25%                         1.75%
                  Level IV       BB-/Ba3                           2.50%                         1.75%
                  Level V        less than BB-                     3.00%                         2.25%"
                                 / less than Ba3

                  For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Loans hereunder (other than by reason of the circumstances referred to in the second to last sentence of this definition), then such rating agency shall be deemed to have established a rating in Level V; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Loans shall fall within different Levels, the Applicable ABR Margin shall be based on the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Loans shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable ABR Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable ABR Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation, or if there shall be only one available rating for any reason other than one attributable to circumstances related to the Borrower and its Subsidiaries or their businesses, assets, liabilities, financial condition or operations, then for purposes of the preceding clause (i), the Level shall be determined by reference to the other then available rating. Notwithstanding the foregoing, (i) if proceeds from the issuance by the Borrower of (a) Permitted Subordinated Indebtedness in accordance with the terms of subsection 10.2(p) or (b) Capital Stock (or received as a result of a capital contribution by a holder of the Capital Stock of the Borrower) are applied to prepay the Term C Loans in an aggregate amount exceeding $100,000,000 subsequent to the Second Amendment Date, the Applicable ABR Margin in the case of Revolving Credit Loans and Term C Loans shall mean, as of any date of determination, the Applicable ABR Margin as determined in accordance with the terms of this Agreement MINUS 0.25% per annum or (ii) if the Leverage Ratio, as calculated on a quarterly basis in connection with determining compliance with subsection 10.1(b), is less than 4.50 to 1.00 for any fiscal quarter, the Applicable ABR Margin in the case of Revolving Credit Loans and Term C Loans shall mean, during the next succeeding fiscal quarter only, the Applicable ABR Margin as determined in accordance with the terms of this Agreement MINUS 0.25% per annum; PROVIDED that the overall reduction in the Applicable ABR Margin pursuant to the preceding clauses (i) and (ii) shall not exceed 0.25% at any one time."

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by (i) deleting the introductory portion of the definition of the term "Applicable Commitment Fee Percentage" that appears before the gird referenced therein and inserting in lieu thereof the following:

                  "`APPLICABLE COMMITMENT FEE PERCENTAGE': as of any date of determination, the applicable rate per annum set forth below under the caption "Applicable Commitment Fee Percentage", based upon the ratings by Moody's (which, as of the Second Amendment Date, shall be Moody's senior implied issuer rating) and S&P (which, as of the Second Amendment Date, shall be S&P's corporate credit rating), respectively, applicable on such date to the Loans hereunder:"

and (ii) by deleting the phrase "Senior Secured Facility" contained in the first row of the second column of the grid referenced therein.

         C. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting in its entirety the definition of the term "Applicable Eurodollar Margin" and inserting in lieu thereof the following:

                  "`APPLICABLE EURODOLLAR MARGIN': as of any date of determination, the applicable rate per annum set forth below under the caption "Applicable Eurodollar Margin for Revolving Credit Loans" or "Applicable Eurodollar Margin for Term C Loans", as the case may be, based upon the ratings by Moody's (which, as of the Second Amendment Date, shall be Moody's senior implied issuer rating) and S&P (which, as of the Second Amendment Date, shall be S&P's corporate credit rating), respectively, applicable on such date to the Loans hereunder:

                  -------------- ----------------------  ---------------------------   ---------------------------
                                                           Applicable Eurodollar
                                                            Margin for Revolving         Applicable Eurodollar
                      Level          Credit Rating              Credit Loans            Margin for Term C Loans
                  -------------- ----------------------  ---------------------------   ---------------------------
                  Level I        BBB- or above /Baa3               2.75%                         3.00%
                                 or above
                  Level II       BB+/Ba1                           3.00%                         3.00%
                  Level III      BB/Ba2                            3.25%                         3.00%
                  Level IV       BB-/Ba3                           3.50%                         3.00%
                  Level V        less than BB-                     4.00%                         3.50%"
                                 / less than Ba3

                  For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Loans hereunder (other than by reason of the circumstances referred to in the second to last sentence of this definition), then such rating agency shall be deemed to have established a rating in Level V; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Loans shall fall within different Levels, the Applicable Eurodollar Margin shall be based on the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Loans shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Eurodollar Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Eurodollar Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation, or if there shall be only one available rating for any reason other than one attributable to circumstances related to the Borrower and its Subsidiaries or their businesses, assets, liabilities, financial condition or operations, then for purposes of the preceding clause (i), the Level shall be determined by reference to the other then available rating. Notwithstanding the foregoing, (i) if proceeds from the issuance by the Borrower of (a) Permitted Subordinated Indebtedness in accordance with the terms of subsection 10.2(p) or (b) Capital Stock (or received as a result of a capital contribution by a holder of the Capital Stock of the Borrower) are applied to prepay the Term C Loans in an aggregate amount exceeding $100,000,000 subsequent to the Second Amendment Date, the Applicable Eurodollar Margin in the case of Revolving Credit Loans and Term C Loans shall mean, as of any date of determination, the Applicable Eurodollar Margin as determined in accordance with the terms of this Agreement MINUS 0.25% per annum or (ii) if the Leverage Ratio, as calculated on a quarterly basis in connection with determining compliance with subsection 10.1(b), is less than 4.50 to 1.00 for any fiscal quarter, the Applicable Eurodollar Margin in the case of Revolving Credit Loans and Term C Loans shall mean, during the next succeeding fiscal quarter only, the Applicable Eurodollar Margin as determined in accordance with the terms of this Agreement MINUS 0.25% per annum; PROVIDED that the overall reduction in the Applicable Eurodollar Margin pursuant to the preceding clauses (i) and (ii) shall not exceed 0.25% at any one time."

         D. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the grid that appears in the definition of "Applicable Prepayment Percentage" and replacing it with the following grid:

                  --------------------------------------------------------------
                  LEVERAGE RATIO                APPLICABLE PREPAYMENT PERCENTAGE
                  --------------------------------------------------------------
                  > 5.50 to 1:00                           100%
                  --------------------------------------------------------------
                  < 5.50 to 1.00                           75%
                  -
                  > 4.00 to 1.00
                  -
                  --------------------------------------------------------------
                  < 4.00 to 1.00                           50%
                  -
                  > 3.00 to 1.00
                  -
                  --------------------------------------------------------------
                  < 3.00 to 1.00                           0%
                  --------------------------------------------------------------


         E. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting in its entirety the definition of the term "Leverage Ratio" and inserting in lieu thereof the following:

                  "`LEVERAGE RATIO': as of any Test Date or other date of determination, the ratio of (x) Consolidated Total Debt on such date MINUS, to the extent that all or any part of the original $75,000,000 amount of the Receivables Facility received off-balance sheet treatment under GAAP on the Closing Date and is thereafter required to be included on Borrower's consolidated balance sheet, or to the extent that all or any part of the original $75,000,000 amount of the Receivables Facility is terminated, an amount equal to such part of such Receivables Facility receiving such on-balance sheet treatment or which has been so terminated PROVIDED that in no event shall the amount so deducted for purposes of this clause exceed $75,000,000 DIVIDED by (y) Consolidated EBITDA of the Borrower for the most recently ended four fiscal quarter period of the Borrower for which financial statements are available on or prior to such date of determination."

         F. Subsection 1.1 of the Credit Agreement is hereby further amended by (i) deleting the word "and" immediately preceding clause (b) in the definition of "Net Cash Proceeds" and replacing it with the phrase "," and (ii) adding the following as clause (c) at the end thereof:

                  "and (c) in connection with the issuance of any Capital Stock or any capital contribution by a holder of Capital Stock the cash proceeds received from such issuance or contribution, net of all reasonable investment banking fees, legal fees, consulting fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses, actually incurred and satisfactorily documented in connection therewith".

         G. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting in its entirety the definition of the term "Senior Debt Leverage Ratio" and inserting in lieu thereof the following:

                  "`SENIOR DEBT LEVERAGE RATIO': as of any date of determination, the ratio of (x) Consolidated Total Debt on such date, MINUS the sum of (i) all Indebtedness that is not secured, in amounts determined on a consolidated basis in accordance with GAAP, including, without limitation, the Indebtedness in respect of the Senior

                  Subordinated Notes, the Convertible Notes, the Apparel Notes and any Permitted Subordinated Indebtedness and acquisition Indebtedness, PLUS (ii) to the extent that all or any part of the original $75,000,000 amount of the Receivables Facility received off-balance sheet treatment under GAAP on the Closing Date and is thereafter required to be included on Borrower's consolidated balance sheet, or to the extent that all or any part of the original $75,000,000 amount of the Receivables Facility is terminated, an amount equal to such part of such Receivables Facility receiving such on-balance sheet treatment or which has been so terminated PROVIDED that in no event shall the amount so deducted for purposes of this clause (ii) exceed $75,000,000 DIVIDED by (y) Consolidated EBITDA of the Borrower for the most recently ended four fiscal quarter period of the Borrower for which financial statements are available on or prior to such date of determination. Notwithstanding the foregoing, for the purpose of calculating the Senior Debt Leverage Ratio as of the date of a borrowing in connection with a borrowing notice delivered pursuant to subsection 2.2, Consolidated Total Debt shall be calculated after giving effect to the proposed borrowing referenced in such notice."

         H. Subsection 1.1 of the Credit Agreement is hereby further amended to add the following definitions in the correct alphabetical order:

                  "Second Amendment": the Second Amendment to Credit Agreement, dated as of June 26, 2003, by and among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

                  "Second Amendment Date": June 26, 2003 or such later date on which the conditions set forth in the Second Amendment shall be satisfied.

1.2      AMENDMENTS TO SECTION 2: AMOUNT AND TERMS OF REVOLVING CREDIT
         COMMITMENTS

         A.       Subsection 2.2 of the Credit Agreement is hereby amended by
(a) deleting the word "and" immediately preceding clause (iv) of the first sentence thereof and replacing it with the phrase "," and (b) adding the following as clause (v) immediately after clause (iv) of such first sentence thereof:

                  "and (v) that the Borrower is in compliance with the maximum Senior Debt Leverage Ratio permitted pursuant to subsection 10.1(c) (provided that for the purpose of this clause (v), the maximum Senior Debt Leverage Ratio permitted pursuant to subsection 10.1(c) shall be the ratio stated in such subsection that corresponds to the most recent fiscal quarter period for which a certificate demonstrating compliance with subsection 10.1(c) has been delivered to Administrative Agent) on the date of such notice and on the date of the proposed borrowing (as demonstrated by providing the actual calculations necessary to determine the Senior Debt Leverage Ratio as of the date of such notice and after giving effect to the proposed borrowing)".

1.3      AMENDMENTS TO SECTION 6:  GENERAL PROVISIONS

         A. Subsection 6.3(b) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

                           "(b)(i)  If, subsequent to the Closing Date, the
                  Borrower or any of its Subsidiaries shall incur any Indebtedness other than any Indebtedness permitted pursuant to subsection 10.2 as in effect on the Closing Date, 100% of the Net Cash Proceeds of any such incurrence of Indebtedness shall, on the third Business Day after receipt, be applied toward the prepayment of the Term Loans.

                           (ii) If, subsequent to the Closing Date, the Borrower or any of its Subsidiaries shall issue any Capital Stock or shall receive a capital contribution from any holder of its Capital Stock, 50% of the Net Cash Proceeds thereof shall, on the third Business Day after receipt, be applied toward the prepayment of the Term Loans; PROVIDED that if the Leverage Ratio on the date such Net Cash Proceeds are received by the Borrower or any of its Subsidiaries is greater than or equal to 4:50 to 1:00, 75% of such Net Cash Proceeds shall, on the third Business Day after receipt, be applied toward the prepayment of the Term Loans; PROVIDED FURTHER that to the extent any such Net Cash Proceeds are used to consummate an acquisition or investment as permitted by subsection 10.9(h) or are used to redeem or repurchase any of the Convertible Notes as permitted by subsection 10.10(a)(i), then a prepayment of the Term Loans shall not be required."

         B. Subsection 6.3(c) of the Credit Agreement is hereby amended by adding the following at the end thereof:

                  "Notwithstanding the foregoing, if (i) the Leverage Ratio shall be greater than or equal to 4.50 to 1.00 as of any date on which Net Cash Proceeds from any Material Asset Sale are received by the Borrower or any of its Subsidiaries and (ii) the aggregate Net Cash Proceeds received in connection with Material Asset Sales from the Closing Date through any date of determination exceed $10,000,000, then 100% of such Net Cash Proceeds in excess of $10,000,000 shall be applied toward the prepayment of the Term Loans."

1.4      AMENDMENTS TO SECTION 10:  NEGATIVE COVENANTS

         A. Subsection 10.1(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

                  "INTEREST COVERAGE. Permit for any period of four consecutive fiscal quarters ending on or about the last day of a fiscal quarter the ratio (the "INTEREST COVERAGE RATIO") of (i) Consolidated EBITDA of the Borrower for such period to (ii) Consolidated Interest Expense of the Borrower for such period to be less than the ratio set forth opposite the periods referenced below that include such fiscal quarter end:

                       PERIOD                   MINIMUM INTEREST COVERAGE RATIO
                       ------                   -------------------------------

                  Closing Date to
                  September 25, 2004                    2.00 to 1.00

                       PERIOD                   MINIMUM INTEREST COVERAGE RATIO
                       ------                   -------------------------------

                  September 26, 2004                    2.25 to 1.00"
                  and thereafter


         B. Subsection 10.1(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

                  "(b) LEVERAGE RATIO. Permit for any period of four consecutive fiscal quarters ending on or about the last day of a fiscal quarter (each, a "TEST DATE") the Leverage Ratio to be greater than the ratio set forth opposite the periods referenced below that include such fiscal quarter end:

                       PERIOD                      MAXIMUM LEVERAGE RATIO
                       ------                      ----------------------

                  Closing Date to
                  March 29, 2003                        5.25 to 1.00

                  March 30, 2003 to
                  September 26, 2003                    6.90 to 1.00

                  September 27, 2003 to
                  December 26, 2003                     7.10 to 1.00

                  December 27, 2003 to
                  March 26, 2004                        6.95 to 1.00

                  March 27, 2004 to June
                  25, 2004                              6.90 to 1.00

                  June 26, 2004 to
                  September 24, 2004                    6.60 to 1.00

                  September 25, 2004 to
                  December 24, 2004                     6.40 to 1.00

                  December 25, 2004 to
                  April 1, 2005                         6.25 to 1.00

                  April 2, 2005 to July 1,
                  2005                                  6.15 to 1.00

                  July 2, 2005 to
                  September 30, 2005                    5.80 to 1.00

                  October 1, 2005 to
                  December 30, 2005                     5.70 to 1.00

                       PERIOD                      MAXIMUM LEVERAGE RATIO
                       ------                      ----------------------

                  December 31, 2005 to
                  June 30, 2006                         5.50 to 1.00

                  July 1, 2006 to
                  September 29, 2006                    5.40 to 1.00

                  September 30, 2006 to
                  December 29, 2006                     5.25 to 1.00

                  December 30, 2006 to
                  March 30, 2007                        5.00 to 1.00

                  March 31, 2007 and
                  thereafter                            4.00 to 1.00"


         C. Subsection 10.1 of the Credit Agreement is hereby amended by adding the following subsection 10.1(c) at the end thereof:

                  "(c) SENIOR DEBT LEVERAGE RATIO. Permit the Senior Debt Leverage Ratio at any time during any fiscal quarter to be greater than the ratio set forth opposite the periods referenced below that include such fiscal quarter:

                                                    MAXIMUM SENIOR DEBT
                        QUARTER                        LEVERAGE RATIO
                        -------                        --------------

                  March 30, 2003 to
                  September 26, 2003                    3.95 to 1.00

                  September 27, 2003 to
                  December 26, 2003                     4.00 to 1.00

                  December 27, 2003 to
                  March 26, 2004                        3.90 to 1.00

                  March 27, 2004 to
                  June 25, 2004                         3.95 to 1.00

                  June 26, 2004 to
                  September 24, 2004                    3.75 to 1.00

                  September 25, 2004 to
                  December 24, 2004                     3.60 to 1.00

                  December 25, 2004 to
                  April 1, 2005                         3.50 to 1.00

                                                    MAXIMUM SENIOR DEBT
                        QUARTER                        LEVERAGE RATIO
                        -------                        --------------

                  April 2, 2005 to July 1,
                  2005                                  3.40 to 1.00

                  July 2, 2005 to

                  September 30, 2005                    3.20 to 1.00

                  October 1, 2005 to
                  December 30, 2005                     3.10 to 1.00

                  December 31, 2005 to
                  June 30, 2006                         2.90 to 1.00

                  July 1, 2006 to
                  September 29, 2006                    2.80 to 1.00

                  September 30, 2006 to
                  December 29, 2006                     2.70 to 1.00

                  December 30, 2006 and
                  thereafter                            2.50 to 1.00"


         D.       Subsection 10.2 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of subclause (n) thereof, (ii) by deleting the phrase "." at the end of subclause (o) thereof and replacing it with the phrase "; and", and (iii) by adding the following subclause (p) at the end thereof:

                  "(p) Indebtedness of the Borrower in respect of Permitted Subordinated Indebtedness to the extent such Indebtedness is used to repay the Term Loans pursuant to subsection 6.3(b)(i)."

         E. Subsection 10.8 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

                  "10.8 LIMITATION ON CAPITAL EXPENDITURES. Make or commit to make any Consolidated Capital Expenditures, except for expenditures in the ordinary course of business in any fiscal year in an amount not exceeding $30,000,000; PROVIDED that any portion of such permitted Consolidated Capital Expenditures not expended in any fiscal year (up to a maximum of 50% of such amount for such fiscal year) may be carried forward into the next succeeding fiscal year."

         F. Subsection 10.9(h) of the Credit Agreement is hereby amended by adding after the phrase "so long as" at the beginning thereof the phrase "the Leverage Ratio, after giving pro forma effect to any such acquisition or investment and any Indebtedness incurred or assumed in connection therewith, is not greater than 4.50 to 1.00 and".

SECTION 2.        CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:

         A. On or before the Second Amendment Date, the Borrower shall deliver to the Administrative Agent the following, each, unless otherwise noted, dated the Second Amendment Date:

                  (i) Signature and incumbency certificates of its officers executing this Amendment;

                  (ii) Copies of this Amendment executed by the Borrower and each Guarantor;

                  (iii) Resolutions of the Board of Directors of the Borrower approving the execution, delivery and performance of this Amendment;

                  (iv) An opinion of counsel to the Borrower reasonably satisfactory to the Administrative Agent; and

                  (v) A good standing certificate for the Borrower and each Guarantor issued by the Secretary of State of their respective jurisdictions of organization.

         B. On or before the Second Amendment Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Administrative Agent, acting on behalf of Lenders, and its counsel shall be reasonably satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

         C. Required Lenders shall have executed and delivered copies of this Amendment to the Administrative Agent.

         D. The Administrative Agent shall have been paid the fees as separately agreed by the Borrower and the Administrative Agent, including an amendment fee for the benefit of each Lender with Revolving Credit Loan Exposure and/or Term C Loan Exposure that approves this Amendment by 5:00 P.M. New York City time on June 25, 2003 equal to 0.25% of the outstanding amount of the Revolving Credit Loan Exposure and/or Term C Loan Exposure, as the case may be, of such Lender.

         E. On or before the Second Amendment Date, Borrower shall deliver to Administrative Agent a certificate demonstrating compliance as of March 31, 2003 with the Senior Debt Leverage Ratio required under subsection 10.1(c) of the Credit Agreement (as amended by this Amendment), as calculated after giving effect to this Amendment. The parties hereby agree that such compliance certificate shall be, until the next compliance certificate demonstrating compliance with subsection 10.1(c) of the Credit Agreement (as amended by this Amendment) is delivered to Administrative Agent, the compliance certificate referenced in subsection 2.2(v) of the Credit Agreement (as amended by this Amendment) for the purpose of determining the appropriate fiscal quarter for which the Senior Debt Leverage Ratio must be complied with in order to make a borrowing.

SECTION 3.        REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower and each Guarantor represent and warrant to each Lender that the following statements are true, correct and complete in all material respects:

         A. Corporate Power and Authority. Each of the Borrower and the Guarantors has the corporate power and authority, and the legal right, to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. Authorization of Agreement. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Amended Agreement.

         C. No Conflict. The execution, delivery and performance of this Amendment, the performance of the Amended Agreement and the consummation of the transactions contemplated thereby will not violate any Requirement of Law or Contractual Obligation of Holdings, the Borrower or of any of its Subsidiaries except for violations in the aggregate which would not be reasonably likely to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than Liens (i) created or permitted by the Security Documents and (ii) which in the aggregate would not reasonably be expected to have a Material Adverse Effect).

         D. Governmental Consents. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, or the consummation of the transactions contemplated thereby other than those the failure to obtain or make would not be reasonably likely to have a Material Adverse Effect.

         E. Binding Obligation. Each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of the Borrower (and, in the case of this Amendment, each Guarantor), enforceable against the Borrower (and, in the case of this Amendment, each Guarantor) in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

         F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in SECTION 7 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. Absence of Default. No event has occurred and is continuing or will result from the execution, delivery or performance of this Amendment that would constitute an Event of Default or a Default.

SECTION 4.        ACKNOWLEDGEMENT AND CONSENT

         The Borrower is a party to the certain Security Documents, pursuant to which the Borrower has created Liens in favor of the Administrative Agent on certain Collateral to secure the Obligations. Each Guarantor is party to a Guarantee and certain Security Documents specified in the Credit Agreement, in each case as amended through the Second Amendment Date, pursuant to which such Guarantor has (i) guarantied the Obligations pursuant to a Guarantee and (ii) granted a security interest in and pledged certain Collateral to the Administrative Agent to secure the obligations of such Guarantor under such Guarantee pursuant to such Security Documents.

         Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and the other Loan Documents and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Loan Document), including without limitation the payment and performance of all such "Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Borrower and the Guarantors now or hereafter existing under or in respect of the Amended Agreement and the Notes.

         Each Loan Party acknowledges and agrees that the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

         Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, it is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 5.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Second Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


               BORROWER:           PLAYTEX PRODUCTS, INC.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President


               GUARANTORS:         PLAYTEX INVESTMENT CORP.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President


                                   PLAYTEX INTERNATIONAL CORP.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President


                                   PLAYTEX MANUFACTURING, INC.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President


                                   PLAYTEX SALES AND SERVICES, INC.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President


                                   SUN PHARMACEUTICALS CORP.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President

                                   SMILE-TOTE, INC.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President


                                   TH MARKETING CORP.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President


                                   PERSONAL CARE HOLDINGS, INC.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President


                                   PERSONAL CARE GROUP, INC.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President


                                   CAREWELL INDUSTRIES, INC.


                                   By     /s/ Glenn A. Forbes
                                          -------------------------------------
                                   Title: Executive Vice President

           LENDERS:                CREDIT SUISSE FIRST BOSTON,
                                   CAYMAN ISLANDS BRANCH,
                                   individually and as Administrative Agent


                                   By     /s/ Joseph Adipietro
                                          -------------------------------------
                                   Name:  Joseph Adipietro
                                   Title: Director


                                   By     /s/ Doreen B. Welch
                                          -------------------------------------
                                   Name:  Doreen B. Welch
                                   Title: Associate

         LENDERS:

                                   WELLS FARGO BANK, N.A.


                                   By     /s/ Reginald M. Goldsmith, III
                                          -------------------------------------
                                   Name:  Reginald M. Goldsmith, III
                                   Title: Vice President

         LENDERS:

                                   FIDELTIY ADVISOR SERIES II: FIDELITY ADVISOR
                                   FLOATING RATE HIGH INCOME FUND


                                   By     /s/ Francis V. Know, Jr.
                                          -------------------------------------
                                   Name:  Francis V. Knox, Jr.
                                   Title:

         LENDERS:

                                   SEABOARD CLO 2000 LTD.
                                   By:  ORIX Capital Markets, LLC
                                        Its Collateral Manager


                                   By     /s/ Sheppard H.C. Davis, Jr.
                                          -------------------------------------
                                   Name:  Sheppard H.C. Davis, Jr.
                                   Title: Managing Director

         LENDERS:

                                   BLUE SQUARE FUNDING SERIES 3

                                   Deutsche Bank Trust Co. Americas

                                   FKA Bankers Trust Co.


                                   By     /s/ Stephen Hessler
                                          -------------------------------------
                                   Name:  Stephen Hessler
                                   Title: Vice President

         LENDERS:

                                   EMERALD ORCHARD LIMITED


                                   By     /s/ David G. Parker
                                          -------------------------------------
                                   Name:  David G. Parker
                                   Title: Attorney in Fact

         LENDERS:

                                   FIRST DOMINION FUNDING I


                                   By     /s/ David H. Lerner
                                          -------------------------------------
                                   Name:  David H. Lerner
                                   Title: Authorized Signatory

         LENDERS:

                                   FIRST DOMINION FUNDING II


                                   By     /s/ David H. Lerner
                                          -------------------------------------
                                   Name:  David H. Lerner
                                   Title: Authorized Signatory

         LENDERS:

                                   FIRST DOMINION FUNDING III


                                   By     /s/ David H. Lerner
                                          -------------------------------------
                                   Name:  David H. Lerner
                                   Title: Authorized Signatory

         LENDERS:

                                   CSAM FUNDING I


                                   By     /s/ David H. Lerner
                                          -------------------------------------
                                   Name:  David H. Lerner
                                   Title: Authorized Signatory

         LENDERS:

                                   CSAM FUNDING II


                                   By     /s/ David H. Lerner
                                          -------------------------------------
                                   Name:  David H. Lerner
                                   Title: Authorized Signatory

         LENDERS:

                                   ATRIUM CDO


                                   By     /s/ David H. Lerner
                                          -------------------------------------
                                   Name:  David H. Lerner
                                   Title: Authorized Signatory

         LENDERS:

                                   KZH CNC LLC


                                   By     /s/ Dorian Herrera
                                          -------------------------------------
                                   Name:  Dorian Herrera
                                   Title: Authorized Agent

         LENDERS:

                                   KZH CYPRESSTREE-I LLC


                                   By     /s/ Dorian Herrera
                                          -------------------------------------
                                   Name:  Dorian Herrera
                                   Title: Authorized Agent

         LENDERS:

                                   KZH ING-2 LLC


                                   By     /s/ Dorian Herrera
                                          -------------------------------------
                                   Name:  Dorian Herrera
                                   Title: Authorized Agent

         LENDERS:

                                   KZH PONDVIEW LLC


                                   By     /s/ Dorian Herrera
                                          -------------------------------------
                                   Name:  Dorian Herrera
                                   Title: Authorized Agent

         LENDERS:

                                   KZH SOLEIL LLC


                                   By     /s/ Dorian Herrera
                                          -------------------------------------
                                   Name:  Dorian Herrera
                                   Title: Authorized Agent

         LENDERS:

                                   KZH SOLEIL-2 LLC


                                   By     /s/ Dorian Herrera
                                          -------------------------------------
                                   Name:  Dorian Herrera
                                   Title: Authorized Agent

         LENDERS:

                                   KZH STERLING LLC


                                   By     /s/ Dorian Herrera
                                          -------------------------------------
                                   Name:  Dorian Herrera
                                   Title: Authorized Agent

         LENDERS:

                                   KZH WATERSIDE LLC


                                   By     /s/ Dorian Herrera
                                          -------------------------------------
                                   Name:  Dorian Herrera
                                   Title: Authorized Agent

         LENDERS:

                                   APEX (TRIMARAN) CDO I, LTD.
                                   By Trimaran Advisors, L.L.C.


                                   By     /s/ David M. Millison
                                          -------------------------------------
                                   Name:  David M. Millison
                                   Title: Managing Director

         LENDERS:

                                   BALLYROCK CDO I LIMITED,
                                   By:  BALLYROCK Investment Advisors, LLC,
                                        as Collateral


                                   By     /s/ Lisa Rymut
                                          -------------------------------------
                                   Name:  Lisa Rymut
                                   Title: Assistant Treasurer

         LENDERS:

                                   ALLSTATE INSURANCE COMPANY


                                   By     /s/
                                          -------------------------------------
                                   Name:
                                   Title:

                                   By    /s/
                                         --------------------------------------

         LENDERS:

                                   AIMCO CDO SERIES 2000-A


                                   By     /s/
                                          -------------------------------------
                                   Name:
                                   Title:

                                   By    /s/
                                         --------------------------------------

         LENDERS:

                                   AIMCO CLO SERIES 2001-A


                                   By     /s/
                                          -------------------------------------
                                   Name:
                                   Title:

                                   By    /s/
                                         --------------------------------------

         LENDERS:

                                   SRF TRADING, INC.


                                   By     /s/ Diana M. Himes
                                          -------------------------------------
                                   Name:  Diana M. Himes
                                   Title: Assistant Vice President

         LENDERS:

                                   SRF 2000, INC.


                                   By     /s/ Diana M. Himes
                                          -------------------------------------
                                   Name:  Diana M. Himes
                                   Title: Assistant Vice President

         LENDERS:

                                   STEIN ROB & FARNHAM CLO I LTD.

                                   By:  Columbia Management Advisors, Inc.
                                   (f/k/a Stein Roe & Farnham Incorporated),
                                   As Portfolio Manager

                                   By     /s/ Kathleen A. Zarn
                                          -------------------------------------
                                   Name:  Kathleen A. Zarn
                                   Title: Senior Vice President

         LENDERS:

                                   AURUM CLO 2002-1 LTD.

                                   By:  Columbia Management Advisors, Inc.
                                   (f/k/a Stein Roe & Farnham Incorporated),
                                   As Investment Manager

                                   By     /s/ Kathleen A. Zarn
                                          -------------------------------------
                                   Name:  Kathleen A. Zarn
                                   Title: Senior Vice President

         LENDERS:

                                   CREDIT INDUSTRIEL ET COMMERCIAL


                                   By     /s/ Sean Mounier
                                          -------------------------------------
                                   Name:  Sean Mounier
                                   Title: First Vice President

                                   By     /s/ Anthony Rock
                                          -------------------------------------
                                   Name:  Anthony Rock
                                   Title: Vice President

         LENDERS:

                                   HANOVER SQUARE CLO LTD.

                                   By:  Blackstone Debt Advisors L.P.
                                   As Collateral Manager

                                   By     /s/ Dean Criares
                                          -------------------------------------
                                   Name:  Dean Criares
                                   Title: Managing Director

         LENDERS:

                                   NOVA CDO 2001, LTD.


                                   By     /s/ David Mahon
                                          -------------------------------------
                                   Name:  David Mahon
                                   Title: Vice President

         LENDERS:

                                   MARINER CDO 2002, LTD.


                                   By     /s/ David Mahon
                                          -------------------------------------
                                   Name:  David Mahon
                                   Title: Vice President

         LENDERS:

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION


                                   By     /s/ Brian P. Schwinn
                                          -------------------------------------
                                   Name:  Brian P. Schwinn
                                   Title: Duly Authorized Signatory

         LENDERS:

                                   PPM SPYGLASS FUNDING TRUST


                                   By     /s/ Diana M. Himes
                                          -------------------------------------
                                   Name:  Diana M. Himes
                                   Title: Authorized Agent

         LENDERS:

                                   HARBOUR TOWN FUNDING LLC


                                   By     /s/ Diana M. Himes
                                          -------------------------------------
                                   Name:  Diana M. Himes
                                   Title: Authorized Agent

         LENDERS:

                                   NOMURA BOND & LOAN


                                   By     /s/ Elizabeth MacLean
                                          -------------------------------------
                                   Name:  Elizabeth MacLean
                                   Title: Director

By:  UFJ Trust Bank Limited,
     as Trustee

By:  Nomura Corporate Research and
     Asset Management Inc.
     Attorney in Fact

         LENDERS:

                                   MERRILL LYNCH CAPITAL, a division of Merrill
                                   Lynch Business Financial Services Inc.


                                   By     /s/ Julia F. Maslanka
                                          -------------------------------------
                                   Name:  Julia F. Maslanka
                                   Title: Vice President

         LENDERS:

                                   TRIX FINANCIAL SERVICES, INC>


                                   By     /s/ Lisa Nowakolski
                                          -------------------------------------
                                   Name:  Lisa Nowakolski
                                   Title: Vice President

         LENDERS:

                                   C-SQUARED CDO LTD.

                                   By:  TCW Advisors, Inc., as its
                                   Portfolio Manager

                                   By     /s/ G. Steven Kalin
                                          -------------------------------------
                                   Name:  G. Steven Kalin
                                   Title: Senior Vice President

         LENDERS:

                                   SANKATY ADVISORS, INC., as Collateral
                                   Manager for Brant Point CBO
                                   1999-1 LTD., as Term Lender


                                   By     /s/ Diane J. Exter
                                          -------------------------------------
                                   Name:  Diane J. Exter
                                   Title: Managing Director
                                          Portfolio Manager

         LENDERS:

                                   SANKATY ADVISORS, INC., as Collateral
                                   Manager for Castle Hill I - INGOTS, Ltd., as Term Lender


                                   By     /s/ Diane J. Exter
                                          -------------------------------------
                                   Name:  Diane J. Exter
                                   Title: Managing Director
                                          Portfolio Manager

         LENDERS:

                                   SANKATY ADVISORS, INC., as Collateral
                                   Manager for Castle Hill II - INGOTS,
                                   Ltd., as Term Lender


                                   By     /s/ Diane J. Exter
                                          -------------------------------------
                                   Name:  Diane J. Exter
                                   Title: Managing Director
                                          Portfolio Manager

         LENDERS:

                                   SANKATY ADVISORS, INC., as Collateral
                                   Manager for Great Point CLO 1999-1
                                   LTD., as Term Lender


                                   By     /s/ Diane J. Exter
                                          -------------------------------------
                                   Name:  Diane J. Exter
                                   Title: Managing Director
                                          Portfolio Manager

         LENDERS:

                                   SANKATY ADVISORS, INC., as Collateral
                                   Manager for RacePoint CLO, Limited,
                                   as Term Lender


                                   By     /s/ Diane J. Exter
                                          -------------------------------------
                                   Name:  Diane J. Exter
                                   Title: Managing Director
                                          Portfolio Manager

         LENDERS:

                                   SANKATY ADVISORS, INC., as Collateral
                                   Manager for Race Point II CLO,
                                   Limited, as Term Lender


                                   By     /s/ Diane J. Exter
                                          -------------------------------------
                                   Name:  Diane J. Exter
                                   Title: Managing Director
                                          Portfolio Manager

         LENDERS:

                                   SANKATY HIGH YIELD PARTNERS III, L.P.


                                   By     /s/ Diane J. Exter
                                          -------------------------------------
                                   Name:  Diane J. Exter
                                   Title: Managing Director
                                          Portfolio Manager

         LENDERS:

                                   GALAXY CLO 1999-1 LITD.


                                   By     /s/ Steven S. Oh
                                          -------------------------------------
                                   Name:  Steven S. Oh
                                   Title: Managing Director

         LENDERS:

                                   SUNAMERICA LIFE INSURANCE COMPANY


                                   By     /s/ Steven S. Oh
                                          -------------------------------------
                                   Name:  Steven S. Oh
                                   Title: Managing Director

         LENDERS:

                                   NATIONAL CITY BANK


                                   By     /s/ Daniel R. Raynor
                                          -------------------------------------
                                   Name:  Daniel R. Raynor
                                   Title: Assistant Vice President

         LENDERS:

                                   IKB CAPITAL CORPORATION


                                   By     /s/ David N. Snyder
                                          -------------------------------------
                                   Name:  David N. Snyder
                                   Title: President

         LENDERS:

                                   BANK OF MONTREAL


                                   By     /s/ S. Valia
                                          -------------------------------------
                                   Name:  S. Valia
                                   Title: Managing Director

         LENDERS:

                                   TRANSAMERICA BUSINESS CAPITAL CORPORATON


                                   By     /s/ Stephen Goetschrus
                                          -------------------------------------
                                   Name:  Stephen Goetschrus
                                   Title: Senior Vice President

         LENDERS:

                                   ING PRIME RATE TRUST

                                   By:  ING Investments, LLC
                                        as its investment manager


                                   By     /s/ Brian S. Horton
                                          -------------------------------------
                                   Name:  Brian S. Horton
                                   Title: Vice President

         LENDERS:

                                   ING SENIOR INCOME FUND

                                   By:  ING Investments, LLC
                                        as its investment manager


                                   By     /s/ Brian S. Horton
                                          -------------------------------------
                                   Name:  Brian S. Horton
                                   Title: Vice President

         LENDERS:

                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                   By:  ING Capital Advisors LLC,
                                        as Collateral Manager

                                   By     /s/ Cheryl A. Wasilewski
                                          -------------------------------------
                                   Name:  Cheryl A. Wasilewski
                                   Title: Director

         LENDERS:

                                   BALANCED HIGH-YIELD FUND II, LTD.

                                   By:  ING Capital Advisors LLC,
                                        as Collateral Manager

                                   By     /s/ Cheryl A. Wasilewski
                                          -------------------------------------
                                   Name:  Cheryl A. Wasilewski
                                   Title: Director

         LENDERS:

                                   ENDURANCE CLO I, LTD.

                                   By:  ING Capital Advisors LLC,
                                        as Collateral Manager

                                   By     /s/ Cheryl A. Wasilewski
                                          -------------------------------------
                                   Name:  Cheryl A. Wasilewski
                                   Title: Director

         LENDERS:

                                   SEQUILS-ING I (HBDGM), LTD.

                                   By:  ING Capital Advisors LLC,
                                        as Collateral Manager

                                   By     /s/ Cheryl A. Wasilewski
                                          -------------------------------------
                                   Name:  Cheryl A. Wasilewski
                                   Title: Director

         LENDERS:

                                   ORYX CLO, LTD.

                                   By:  ING Capital Advisors LLC,
                                        as Collateral Manager

                                   By     /s/ Cheryl A. Wasilewski
                                          -------------------------------------
                                   Name:  Cheryl A. Wasilewski
                                   Title: Director

         LENDERS:

                                   PROMETHEUS INVESTMENT
                                   FUNDING NO. 1 LTD

                                   By:  HVB Credit Advisors, LLC


                                   By     /s/ James T. Li
                                          -------------------------------------
                                   Name:  James T. Li
                                   Title: Associate Director